UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 1, 2023

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 900, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2023, Cathy Smith, Chief Financial and Administrative Officer of Bright Health Group, Inc. (“Bright Health” or the “Company”), informed the Company that she plans to resign to pursue other opportunities, effective May 12, 2023. Jay Matushak, Senior Vice President, Bright HealthCare, will succeed Ms. Smith as Chief Financial Officer of the Company, effective upon Ms. Smith's departure.

Mr. Matushak, 49, has served as Senior Vice President, Bright HealthCare, since November 2022.  Prior to that, he served as Chief Financial Officer of Bright HealthCare from May 2022 to November 2022, as interim Chief Executive Officer of Bright HealthCare from February 2022 to May 2022, and as Chief Financial Officer of Bright HealthCare from October 2021 to February 2022. Before joining Bright Health, Mr. Matushak served as the Chief Financial Officer of Blue Cross Blue Shield of Minnesota from April 2015 to October 2021. Prior to Blue Cross Blue Shield of Minnesota, Mr. Matushak spent fifteen years at UnitedHealth Group in various financial leadership roles within Optum and UnitedHealthcare.

The selection of Mr. Matushak to serve as Chief Financial Officer was not made pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Matushak and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On May 3, 2023, the Company issued a news release announcing the appointment of Mr. Matushak as the Company's Chief Financial Officer. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release, dated May 3, 2023
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	May 3, 2023	By:	/s/ Jeff Craig
		Name:	Jeff Craig
		Title:	General Counsel and Corporate Secretary